PIONEER
                                    ---------
                                     GROWTH

                                     SHARES


                                     Annual
                                     Report

                                    12/31/02

                          [logo] PIONEER Investments(R)

T A B L E  O F  C O N T E N T S
--------------------------------------------------------------------------------

Letter from the President                                                  1

Portfolio Summary                                                          2

Performance Update                                                         3

Portfolio Management Discussion                                            7

Schedule of Investments                                                   10

Financial Statements                                                      15

Notes to Financial Statements                                             22

Report of Independent Auditors                                            28

Trustees, Officers and Service Providers                                  29

Programs and Services for Pioneer Shareowners                             34

Retirement Plans from Pioneer                                             36

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/02
--------------------------------------------------------------------------------

D E A R   S H A R E O W N E R S,
--------------------------------------------------------------------------------

This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multinational operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments(R), including $18.5 billion for U.S. investors.

We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help move you closer to your financial goals.

All of us at Pioneer thank you for your continued business.

Respectfully,


/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/02
--------------------------------------------------------------------------------

P O R T F O L I O  D I V E R S I F I C A T I O N
--------------------------------------------------------------------------------
(As a percentage of total investment in securities and temporary cash investment)

[graphic omitted]


U.S. Common Stocks                            90%
Exchange Traded Fund                           5%
Depositary Receipts for International Stocks   3%
Cash Investment                                2%


S E C T O R   D I S T R I B U T I O N
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)


Health Care                                   27%
Information Technology                        27%
Consumer Discretionary                        14%
Consumer Staples                              10%
Industrials                                   10%
Financials                                     5%
Exchange Traded Fund                           5%
Energy                                         2%


10  L A R G E S T   H O L D I N G S
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)

1. Microsoft Corp.         6.89%         6. General Electric Co.      3.53%
2. Pharmacia Corp.         5.96          7. Scios Inc.                3.13
3. Wal-Mart Stores, Inc.   5.79          8. Wyeth, Inc.               2.97
4. NASDAQ 100 Index        4.74          9. Pfizer, Inc.              2.88
   Trading Stock                        10. Intel Corp.               2.82
5. Procter & Gamble Co.    3.59

Fund holdings will vary for other periods.

2
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PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                                       CLASS A SHARES
--------------------------------------------------------------------------------
S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                       12/31/02        12/31/01
                                $9.05           $13.90

DISTRIBUTIONS PER SHARE         INCOME         SHORT-TERM      LONG-TERM
(1/1/02-12/31/02)               DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                $   -          $     -         $     -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to that of the Russell 1000 Growth Index, the Standard & Poor's (S&P) 500/Barra Growth Index, the S&P 500 Index and the Russell 1000 Index. Pioneer believes the Russell 1000 Growth Index is more representative of the Fund's holdings than the other indexes, and the Fund will compare its performance to this index in the future.


---------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

                       NET ASSET    PUBLIC OFFERING
PERIOD                   VALUE           PRICE*
10 Years                 5.50%           4.88%
5 Years                 -7.37           -8.46
1 Year                 -34.89          -38.64

---------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[graphic omitted]

--------------------------------------------------------------------------------
                          VALUE OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

           Pioneer Growth Shares   S&P's 500 Index    Russell 1000 Growth Index    S&P's 500 Barra Growth   Russell 1000 Index
12/92              $ 9,425            $10,000                $10,000                       $10,000               $10,000
                   $10,226            $11,003                $10,287                       $10,168               $11,018
12/94              $ 9,960            $11,154                $10,557                       $10,486               $11,061
                   $12,930            $15,331                $14,481                       $14,485               $15,238
12/96              $16,415            $18,841                $17,830                       $17,956               $18,658
                   $23,603            $25,120                $23,266                       $24,515               $24,788
12/98              $31,520            $32,284                $32,272                       $34,850               $31,486
                   $33,853            $39,062                $42,972                       $44,694               $38,071
12/00              $30,615            $35,506                $33,336                       $34,826               $35,105
                   $24,727            $31,302                $26,528                       $30,391               $30,735
12/02              $16,099            $24,401                $19,131                       $23,223               $24,080


The Fund adopted its current name and investment adviser (Pioneer Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

The S&P 500/Barra Growth Index is made up of those stocks contained within the S&P 500 Index that have higher price-to-book ratios. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                                       CLASS B SHARES
--------------------------------------------------------------------------------

S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                          12/31/02        12/31/01
                                    $8.43           $13.07

DISTRIBUTIONS PER SHARE            INCOME          SHORT-TERM      LONG-TERM
(1/1/02-12/31/02)                  DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                   $    -          $    -          $    -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Shares, compared to that of the Russell 1000 Growth Index, the Standard & Poor's (S&P) 500/Barra Growth Index, the S&P 500 Index and the Russell 1000 Index. Pioneer believes the Russell 1000 Growth Index is more representative of the Fund's holdings than the other indexes, and the Fund will compare its performance to this index in the future.


-----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

                                  IF        IF
PERIOD                           HELD    REDEEMED*
Life-of-Class
(4/28/95)                        4.41%     4.41%
5 Years                         -8.12     -8.27
1 Year                         -35.50    -38.08

-----------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[graphic omitted]

--------------------------------------------------------------------------------
                          VALUE OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

         Pioneer Growth Shares      S&P 500 Index     Russell 1000 Growth Index     S&P 500 Barra Growth    Russell 1000 Index
4/95           $10,000                 $10,000               $10,000                       $10,000               $10,000
               $11,825                 $12,186               $12,257                       $12,259               $12,255
12/96          $14,897                 $14,977               $15,091                       $15,197               $15,006
               $21,265                 $19,968               $19,692                       $20,749               $19,936
12/98          $28,168                 $25,663               $27,314                       $29,496               $25,323
               $30,017                 $31,050               $36,371                       $37,827               $30,618
12/00          $26,941                 $28,223               $28,215                       $29,475               $28,233
               $21,589                 $24,882               $22,453                       $25,722               $24,718
12/02          $13,925                 $19,401               $16,192                       $19,655               $19,366

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

The S&P 500/Barra Growth Index is made up of those stocks contained within the S&P 500 Index that have higher price-to-book ratios. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                                       CLASS C SHARES
--------------------------------------------------------------------------------

S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                          12/31/02        12/31/01
                                   $8.51            $13.18

DISTRIBUTIONS PER SHARE            INCOME          SHORT-TERM      LONG-TERM
(1/1/02-12/31/02)                  DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                   $   -           $     -         $     -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to that of the Russell 1000 Growth Index, the Standard & Poor's (S&P) 500/Barra Growth Index, the S&P 500 Index and the Russell 1000 Index. Pioneer believes the Russell 1000 Growth Index is more representative of the Fund's holdings than the other indexes, and the Fund will compare its performance to this index in the future.


-----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

                      NET ASSET      PUBLIC OFFERING
PERIOD                   VALUE         PRICE/CDSC*
Life-of-Class
(1/31/96)                2.46%             2.32%
5 Years                 -8.06             -8.25
1 Year                 -35.43            -36.06

-----------------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


[graphic omitted]

--------------------------------------------------------------------------------
                          VALUE OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

       Pioneer Growth Shares     S&P 500 Index    Russell 1000 Growth Index     S&P 500 Barra Growth Index      Russell 1000 Index
1/96            $ 9,900             $10,000                $10,000                       $10,000                      $10,000
                $12,438             $11,902                $11,914                       $11,941                      $11,861
12/97           $17,840             $15,868                $15,546                       $16,303                      $15,758
                $23,647             $20,393                $21,563                       $23,176                      $20,016
12/99           $25,214             $24,675                $28,714                       $29,722                      $24,202
                $22,610             $22,429                $22,275                       $23,160                      $22,317
12/01           $18,149             $19,773                $17,726                       $20,211                      $19,539
12/02           $11,718             $15,416                $12,783                       $15,444                      $15,308

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

The S&P 500/Barra Growth Index is made up of those stocks contained within the S&P 500 Index that have higher price-to-book ratios.The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                                       CLASS Y SHARES
--------------------------------------------------------------------------------

S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                  12/31/02        12/31/01
                           $9.39           $14.34

DISTRIBUTIONS PER SHARE    INCOME          SHORT-TERM       LONG-TERM
(1/1/02-12/31/02)          DIVIDENDS       CAPITAL GAINS    CAPITAL GAINS
                           $  -            $  -             $  -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Shares, compared to that of the Russell 1000 Growth Index, the Standard & Poor's (S&P) 500/Barra Growth Index, the S&P 500 Index and the Russell 1000 Index. Pioneer believes the Russell 1000 Growth Index is more representative of the Fund's holdings than the other indexes, and the Fund will compare its performance to this index in the future.


-----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
(As of December 31, 2002)

                                IF        IF
PERIOD                         HELD    REDEEMED
Life-of-Class
(4/30/98)                    -10.84%    -10.84%
1 Year                       -34.52     -34.52

-----------------------------------------------------

* Assumes reinvestment of distributions.


[graphic omitted]

--------------------------------------------------------------------------------
                          VALUE OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

       Pioneer Growth Shares     S&P 500 Index      Russell 1000 Growth Index    S&P 500 Barra Growth Index    Russell 1000 Index
4/98          $10,000               $10,000                 $10,000                       $10,000                    $10,000
              $11,102               $11,180                 $11,881                       $12,126                    $11,090
12/99         $12,000               $13,527                 $15,821                       $15,551                    $13,410
              $11,000               $12,296                 $12,273                       $12,117                    $12,365
12/01         $ 8,937               $10,840                 $ 9,766                       $10,574                    $10,826
12/02         $ 5,852               $ 8,452                 $ 7,043                       $ 8,080                    $ 8,482

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

The S&P 500/Barra Growth Index is made up of those stocks contained within the S&P 500 Index that have higher price-to-book ratios. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02
--------------------------------------------------------------------------------

Growth stocks fell hard in a highly volatile market in 2002, pulled down by slower-than-anticipated economic growth and investor unease about highly publicized corporate scandals. In the following interview, Eric Weigel discusses the factors that influenced the performance of Pioneer Growth Shares during the 12-month period. Mr. Weigel is the Fund's day-to-day manager.

Q:  HOW DID THE FUND PERFORM DURING 2002?

A: Pioneer Growth Shares had a very disappointing year. For the 12-month period ended December 31, 2002, the Fund's Class A shares had a total return of -34.89% at net asset value. During the same period, the Fund's Class B shares returned -35.50% while Class C shares had a return of -35.43%. For the year, the Russell 1000 Growth Index had a return of -27.88%.

Q:  WHAT FACTORS MOST AFFECTED FUND PERFORMANCE?

A: It was a challenging period for growth stocks throughout 2002, but the Fund's most serious performance problems occurred in the first five months of the year. It was then that the Fund's highly aggressive positioning, especially in cyclical and technology companies, hurt performance in a period of slowing economic growth and a wave of bad news events. In late May, the portfolio was repositioned to remain aggressive, but with less exposure to its poorest performing holdings. For the remainder of the year, the Fund outperformed competitive portfolios, while slightly trailing performance benchmarks in a generally falling market. Over the full year, the Fund's heavy emphasis on technology and its vulnerability early in the year to a few troubled companies led to its underperformance versus market benchmarks.

Q:  HOW WOULD YOU DESCRIBE THE OVERALL INVESTMENT ENVIRONMENT IN 2002?

A: Investors in general had entered the year in a spirit of optimism that the domestic economy was about to rebound and that the stock market would begin to recover from its two-year slump. That optimism proved short-lived, however, as investors grew increasingly uneasy

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02                             (continued)
--------------------------------------------------------------------------------

    about the health of the economy and about the unanticipated and growing number of corporations caught up in scandals over executive governance and questionable accounting. This apprehension culminated in June when individual investors began pulling money out of stock mutual funds. The greatest outflows were from the more aggressive funds, which put pressure on portfolio managers to sell holdings, leading to further price losses.

    Throughout the year, the stock market exhibited extraordinary volatility, as any hint of bad news resulted in dramatic declines in equity prices. Stocks from all economic sectors were pulled down by this downward spiral. Even consumer staples, the best-performing sector, had a negative return for the year.

Q:  WHAT ADJUSTMENTS TO YOUR STRATEGY DID YOU MAKE DURING THE YEAR?

A: In May we started paring back our holdings in companies that had been the poorest performers, including AOL Time-Warner, Tyco International and Tenet Healthcare. We believed, however, that the overall stock market was fairly valued and poised for a recovery. As a result, we kept the Fund relatively aggressively positioned, emphasizing technology while reducing positions in defensive stocks. In hindsight, we probably were too aggressive too early, as the performance lagged during the market downdrafts of September and early October. The Fund performed much better in the market rebound that began in October and extended into November, when we participated in the rallies without underperforming in the market dips.

Q: IN A DISAPPOINTING YEAR, WHAT WERE THE PERFORMANCE HIGHLIGHTS AND WHERE DID
   THE GREATEST DISAPPOINTMENTS OCCUR?

A: A number of stocks turned in good performance, including L-3 Communications, a supplier of secure communications products, Scios, a biotech company, and Exxon Mobil. Several major financial stocks that we added to the portfolio during the year, including Citigroup and American Express, turned out to be positive

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    performers. It was a difficult year, however, with many excellent companies posting very poor performance. Microsoft, the Fund's largest holding, for example, fell 22% during the year, despite its solid fundamentals and dominant position in the marketplace. Similarly, pharmaceutical company Pfizer performed very poorly, with its stock falling by 23%, primarily because of controversy over its acquisition of Pharmacia. However, Pfizer's fundamentals remained superior to competitors such as Merck and Johnson & Johnson, both of which had far better performance. Moreover, Pfizer has a strong flow of products with no major patent problems looming over the next few years.

Q:  WHAT IS YOUR INVESTMENT OUTLOOK?

A: We plan to keep the Fund relatively aggressively positioned as it appears the stock market may begin to come around. We intend, however, to increase the overall diversification of the Fund by increasing the number of positions. We favor companies that are demonstrating clear signs of earnings growth, but we don't want to pay too high a price for them. We plan to keep sector weightings consistent with that of the benchmark Russell 1000 Growth Index, but we intend to seek a performance advantage through stock selection. The Fund is structured to perform well when the market rises, even if a raging bull market rally never materializes.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  12/31/02
--------------------------------------------------------------------------------

 SHARES                                                                   VALUE

              COMMON STOCKS - 93.1%
              ENERGY - 2.5%
              INTEGRATED OIL & Gas - 2.5%
  200,900     Exxon Mobil Corp.                                   $  7,019,446
  152,300     Occidental Petroleum Corp.                             4,332,935
  135,100     Royal Dutch Petroleum Co.                              5,947,102
                                                                   ------------
              TOTAL ENERGY                                        $ 17,299,483
                                                                   ------------
              CAPITAL GOODS - 6.0%
              AEROSPACE & DEFENSE - 1.5%
  108,600     Northrop Grumman Corp. *                            $ 10,534,200
                                                                   ------------
              ELECTRICAL COMPONENTS & EQUIPMENT - 3.4%
1,000,100     General Electric Co.                                $ 24,352,435
                                                                   ------------
              INDUSTRIAL MACHINERY - 1.1%
  203,800     SPX Corp. *                                         $  7,632,310
                                                                   ------------
              TOTAL CAPITAL GOODS                                 $ 42,518,945
                                                                   ------------
              COMMERCIAL SERVICES & SUPPLIES - 1.8%
              DATA PROCESSING SERVICES - 1.8%
  210,100     Automatic Data Processing, Inc.                     $  8,246,425
  131,000     First Data Corp.                                       4,638,710
                                                                   ------------
              TOTAL COMMERCIAL SERVICES & SUPPLIES                $ 12,885,135
                                                                   ------------
              TRANSPORTATION - 1.7%
              TRUCKING - 1.7%
  192,300     United Parcel Service                               $ 12,130,284
                                                                   ------------
              TOTAL TRANSPORTATION                                $ 12,130,284
                                                                   ------------
              HOTELS, RESTAURANTS & LEISURE - 0.5%
              RESTAURANTS - 0.5%
  228,600     McDonald's Corp.                                    $  3,675,888
                                                                   ------------
              TOTAL HOTELS, RESTAURANTS & LEISURE                 $  3,675,888
                                                                   ------------
              MEDIA - 2.7%
              ADVERTISING - 1.3%
  146,400     Omnicom Group                                       $  9,457,440
                                                                   ------------


   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 SHARES                                                                   VALUE

              BROADCASTING & CABLE TV - 0.9%
  162,400     Clear Channel Communications, Inc.*                  $  6,055,896
                                                                   ------------
              PUBLISHING - 0.5%
   60,800     McGraw-Hill Co., Inc.                                $  3,674,752
                                                                   ------------
              TOTAL MEDIA                                          $ 19,188,088
                                                                   ------------
              RETAILING - 10.3%
              DEPARTMENT STORES - 0.8%
  105,800     Kohl's Corp. *                                       $  5,919,510
                                                                   ------------
              GENERAL MERCHANDISE STORES - 7.1%
  130,800     Family Dollar Stores, Inc.                           $  4,082,268
  201,100     Target Corp.                                            6,033,000
  789,500     Wal-Mart Stores, Inc.                                  39,877,645
                                                                   ------------
                                                                   $ 49,992,913
                                                                   ------------
              HOME IMPROVEMENT RETAIL - 2.4%
  210,600     Home Depot, Inc.                                     $  5,045,976
  317,500     Lowe's Companies, Inc.                                 11,906,250
                                                                   ------------
                                                                   $ 16,952,226
                                                                   ------------
              TOTAL RETAILING                                      $ 72,864,649
                                                                   ------------
              FOOD, BEVERAGE & TOBACCO - 1.6%
              SOFT DRINKS - 1.6%
  258,600     PepsiCo, Inc.                                        $ 10,918,092
                                                                   ------------
              TOTAL FOOD, BEVERAGE & TOBACCO                       $ 10,918,092
                                                                   ------------
              HOUSEHOLD & PERSONAL PRODUCTS - 8.5%
              HOUSEHOLD PRODUCTS - 4.0%
  137,300     Estee Lauder Co. *                                   $  3,624,720
  288,200     Procter & Gamble Co. *                                 24,767,908
                                                                   ------------
                                                                   $ 28,392,628
                                                                   ------------
              PERSONAL PRODUCTS - 4.5%
  470,700     Gillette Co.                                         $ 14,290,452
  363,500     Kimberly-Clark Corp.                                   17,255,345
                                                                   ------------
                                                                   $ 31,545,797
                                                                   ------------
              TOTAL HOUSEHOLD & PERSONAL PRODUCTS                  $ 59,938,425
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02                                     (continued)
--------------------------------------------------------------------------------

 SHARES                                                                   VALUE

              HEALTH CARE EQUIPMENT & SUPPLIES - 9.4%
              HEALTH CARE DISTRIBUTORS & SERVICES - 6.4%
  453,900     Biovail Corp., International *                       $ 11,987,499
  241,700     Johnson & Johnson Co.                                  12,981,707
  547,700     Wyeth, Inc.                                            20,483,980
                                                                   ------------
                                                                   $ 45,453,186
                                                                   ------------
              HEALTH CARE EQUIPMENT - 0.9%
  133,100     Medtronic, Inc.*                                     $  6,069,360
                                                                   ------------
              HEALTH CARE FACILITIES - 1.6%
  275,400     HCA, Inc.                                            $ 11,429,100
                                                                   ------------
              MANAGED HEALTH CARE - 0.5%
   49,900     Wellpoint Health Networks, Inc. *                    $  3,550,884
                                                                   ------------
              TOTAL HEALTH CARE EQUIPMENT & SUPPLIES               $ 66,502,530
                                                                   ------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 16.8%
              BIOTECHNOLOGY - 12.3%
  335,900     Amgen, Inc. *                                        $ 16,237,406
  232,800     IDEC Pharmaceuticals Corp. *                            7,721,976
  981,600     Pharmacia Corp.                                        41,030,880
  661,631     Scios, Inc. *                                          21,555,938
                                                                   ------------
                                                                   $ 86,546,200
                                                                   ------------
              PHARMACEUTICALS - 4.5%
   61,700     Eli Lilly & Co.                                      $  3,917,950
  222,700     Mylan Laboratories, Inc.                                7,772,230
  648,800     Pfizer, Inc.                                           19,833,816
                                                                   ------------
                                                                   $ 31,523,996
                                                                   ------------
              TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                $118,070,196
                                                                   ------------
              DIVERSIFIED FINANCIALS - 3.3%
              DIVERSIFIED FINANCIAL SERVICES - 3.3%
  275,600     American Express Co.                                 $  9,742,460
  384,600     Citigroup, Inc.                                        13,534,074
                                                                   ------------
              TOTAL DIVERSIFIED FINANCIALS                         $ 23,276,534
                                                                   ------------
              INSURANCE - 2.0%
              MULTI-LINE INSURANCE - 2.0%
  244,200     American International Group, Inc.                   $ 14,126,970
                                                                   ------------
              TOTAL INSURANCE                                      $ 14,126,970
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SHARES                                                                   VALUE

              SOFTWARE & SERVICES - 7.9%
              APPLICATION SOFTWARE - 7.9%
  283,400     Cadence Design System, Inc. *                       $   3,341,286
  917,600     Microsoft Corp. *                                      47,439,920
  458,700     Oracle Corp. *                                          4,953,960
                                                                  -------------
              TOTAL SOFTWARE & SERVICES                           $  55,735,166
                                                                  -------------
              TECHNOLOGY HARDWARE & DEVELOPMENT - 18.1%
              COMPUTER HARDWARE - 3.3%
  135,400     Dell Computer Corp. *                               $   3,620,596
  496,600     Hewlett-Packard Co.                                     8,620,976
  136,600     IBM Corp.                                              10,586,500
                                                                  -------------
                                                                  $  22,828,072
                                                                  -------------
              COMPUTER STORAGE & PERIPHERALS - 1.0%
1,191,100     EMC Corp. *                                         $   7,313,354
                                                                  -------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
  427,500     Flextronics International, Ltd. *                   $   3,501,225
                                                                  -------------
              SEMICONDUCTOR EQUIPMENT - 2.3%
  847,200     Applied Materials, Inc. *                           $  11,039,016
  134,900     KLA-Tencor Corp. *                                      4,771,413
                                                                  -------------
                                                                  $  15,810,429
                                                                  -------------
              SEMICONDUCTORS - 5.8%
3,340,700     Applied Micro Circuits Corp. *                      $  12,327,183
1,246,000     Intel Corp.                                            19,400,220
  567,800     Micron Technology, Inc. *                               5,530,372
  245,900     Texas Instruments, Inc.                                 3,690,959
                                                                  -------------
                                                                  $  40,948,734
                                                                  -------------
              TELECOMMUNICATIONS EQUIPMENT - 5.2%
1,265,600     Cisco Systems, Inc.*                                $  16,579,360
  254,200     L-3 Communications Holdings, Inc.*                     11,416,122
  568,000     Nokia Corp. (A.D.R.)                                    8,804,000
                                                                  -------------
                                                                  $  36,799,482
                                                                  -------------
              TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT             $ 127,201,296
                                                                  -------------
              TOTAL COMMON STOCKS
              (Cost $832,289,850)                                 $ 656,331,681
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02                                     (continued)
--------------------------------------------------------------------------------
 SHARES                                                                   VALUE

              EXCHANGE TRADED FUND - 4.6%
1,338,900     NASDAQ 100 Index Trading Stock *                    $  32,669,160
                                                                  -------------
              TOTAL EXCHANGE TRADED FUND
              (Cost $34,166,667)                                  $  32,669,160
                                                                  =============
              TOTAL INVESTMENT IN SECURITIES
              (Cost $866,456,517)                                 $ 689,000,841
                                                                  =============
PRINCIPAL
AMOUNT
              TEMPORARY CASH INVESTMENT - 2.3%
              REPURCHASE AGREEMENT - 2.3%
$15,800,000   Credit Suisse First Boston Group, Inc., 1.05%,
              dated 12/31/02, repurchase price of $15,800,000,
              plus accrued interest on 1/2/03 collateralized
              by $15,368,000 U.S. Treasury Notes, 10.75%,
              5/15/03                                             $  15,800,000
                                                                  -------------
              Total TEMPORARY CASH INVESTMENT
              (Cost $15,800,000)                                  $  15,800,000
                                                                  =============
              TOTAL INVESTMENTS IN SECURITIES AND
              TEMPORARY CASH INVESTMENT
              (Cost $882,256,517) (a)(b)(c)                       $ 704,800,841
                                                                  =============

         *   Non-income producing security.

         (a) At December 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $897,538,890 was as follows:

             Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost   $  15,990,454

             Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value   $(208,728,503)
                                                                  -------------
             Net unrealized loss                                  $(192,738,049)
                                                                  -------------

         (b) At December 31, 2002, the Fund had a net capital loss carryforward of $497,464,178 which will expire between 2008 and 2010 if not utilized.

         (c) The Fund elected to defer approximately $43,687,801 of capital losses recognized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

             Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2002 aggregated $807,976,891 and $993,867,441, respectively.


   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
BALANCE SHEET 12/31/02
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $882,256,517)        $  704,800,841
  Cash                                                                   11,556
  Receivables -
     Fund shares sold                                                   403,881
     Dividends, interest and foreign taxes withheld                     728,520
                                                                 --------------
        Total assets                                             $  705,944,798
                                                                 --------------

LIABILITIES:
  Payables -
     Investment securities purchased                             $      947,709
     Fund shares repurchased                                            781,302
  Due to affiliates                                                   1,173,510
  Accrued expenses                                                      268,785
                                                                 --------------
        Total liabilities                                        $    3,171,306
                                                                 --------------
NET ASSETS:
  Paid-in capital                                                $1,436,663,520
  Accumulated net realized loss on investments                     (556,434,352)
  Net unrealized loss on investments                               (177,455,676)
                                                                 --------------
        Total net assets                                         $  702,773,492
                                                                 ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $452,069,963/49,978,939 shares)              $         9.05
                                                                 ==============
  Class B (based on $201,821,526/23,936,378 shares)              $         8.43
                                                                 ==============
  Class C (based on $45,651,017/5,367,302 shares)                $         8.51
                                                                 ==============
  Class Y (based on $3,230,986/343,974 shares)                   $         9.39
                                                                 ==============
MAXIMUM OFFERING PRICE:
  Class A ($9.05 [division sign] 94.25%)                         $         9.60
                                                                 ==============
  Class C ($8.51 [division sign] 99.00%)                         $         8.60
                                                                 ==============


   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED 12/31/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld
     of $26,041)                                     $ 8,831,242
  Interest                                               577,033
  Income from securities loaned, net                      32,817
                                                     -----------
     Total investment income                                      $   9,441,092
                                                                  -------------

EXPENSES:
  Management fees
     Basic Fee                                       $ 6,413,485
     Performance adjustment                             (951,097)
  Transfer agent fees
     Class A                                           2,874,744
     Class B                                           1,662,872
     Class C                                             351,913
     Class Y                                               3,718
  Distribution fees
     Class A                                           1,515,674
     Class B                                           2,797,160
     Class C                                             597,468
  Administrative fees                                    320,598
  Custodian fees                                          46,061
  Registration fees                                       75,362
  Professional fees                                       60,737
  Printing                                               206,421
  Fees and expenses of nonaffiliated trustees             25,567
  Miscellaneous                                          106,044
                                                     -----------
     Total expenses                                               $  16,106,727
                                                                  -------------
     Less fees paid indirectly                                         (114,608)
                                                                  -------------
     Net expenses                                                 $  15,992,119
                                                                  -------------
        Net investment loss                                       $  (6,551,027)
                                                                  -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                $(366,704,527)
  Change in net unrealized loss from investments                    (60,407,737)
                                                                  -------------
      Net loss on investments                                     $(427,112,264)
                                                                  -------------
      Net decrease in net assets resulting from operations        $(433,663,291)
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED 12/31/02 AND 12/31/01, RESPECTIVELY

                                                                     YEAR ENDED         YEAR ENDED
FROM OPERATIONS:                                                      12/31/02           12/31/01
  Net investment loss                                             $   (6,551,027)    $   (8,617,475)
  Net realized loss on investments                                  (366,704,527)      (169,424,057)
  Change in net unrealized loss on investments                       (60,407,737)      (176,304,050)
                                                                  --------------     --------------
     Net decrease in net assets resulting from operations         $ (433,663,291)    $ (354,345,582)
                                                                  --------------     --------------

FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                $  153,267,138     $  216,195,959
  Cost of shares repurchased                                        (347,369,063)      (451,410,733)
                                                                  --------------     --------------
     Net decrease in net assets resulting from
      fund share transactions                                     $ (194,101,925)    $ (235,214,774)
                                                                  --------------     --------------
     Net decrease in net assets                                   $ (627,765,216)    $ (589,560,356)

NET ASSETS:
  Beginning of year                                                1,330,538,708        702,773,492
                                                                  --------------     --------------
  End of year (including accumulated net
   investment income of $0 and $0, respectively)                  $  702,861,823     $1,330,538,708
                                                                  ==============     ==============

CLASS A                         `02 SHARES        `02 AMOUNT         `01 SHARES        `01 AMOUNT
Shares sold                    $ 8,432,199      $  94,139,742         8,486,386       $ 128,686,664
Less shares repurchased        (18,626,880)      (204,393,671)      (17,852,643)       (270,999,858)
                               -----------      -------------       -----------       -------------
     Net decrease              (10,194,681)     $(110,253,929)       (9,366,257)      $(142,313,194)
                               ===========      =============       ===========       =============

CLASS B
Shares sold                      3,933,072      $  40,515,575         4,247,314       $  60,858,044
Less shares repurchased        (10,642,971)      (109,497,875)       (9,819,179)       (140,070,898)
                               -----------      -------------       -----------       -------------
     Net decrease               (6,709,899)     $ (68,982,300)       (5,571,865)      $ (79,212,854)
                               ===========      =============       ===========       =============

CLASS C
Shares sold                      1,529,778      $  15,737,413         1,248,640       $  17,796,497
Less shares repurchased         (2,470,326)       (25,658,247)       (2,630,764)        (37,844,282)
                               -----------      -------------       -----------       -------------
     Net decrease                 (940,548)     $  (9,920,834)       (1,382,124)      $ (20,047,785)
                               ===========      =============       ===========       =============

CLASS Y
Shares sold                        235,268      $   2,874,408           582,684       $   8,854,754
Less shares repurchased           (641,386)        (7,819,270)         (167,270)         (2,495,695)
                               -----------      -------------       -----------       -------------
     Net increase (decrease)      (406,118)     $  (4,944,862)          415,414       $   6,359,059
                               ===========      =============       ===========       =============

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
CLASS A                                                  12/31/02(a)      12/31/01        12/31/00        12/31/99        12/31/98

Net asset value, beginning of year                       $     13.90     $    17.21      $    20.16      $    20.34     $    16.35
                                                         -----------     ----------      ----------      ----------     ----------
Increase (decrease) from investment operations:
  Net investment income (loss)                           $     (0.04)    $    (0.04)     $    (0.09)     $    (0.09)    $    (0.03)
  Net realized and unrealized gain (loss) on investments       (4.81)         (3.27)          (1.81)           1.59           5.40
                                                         -----------     ----------      ----------      ----------     ----------
    Net increase (decrease) from investment operations   $     (4.85)    $    (3.31)     $    (1.90)     $     1.50     $     5.37
Distributions to shareowners:
  Net realized gain                                                -              -           (1.05)          (1.68)         (1.38)
                                                         -----------     ----------      ----------      ----------     ----------
Net increase (decrease) in net asset value               $     (4.85)    $    (3.31)     $    (2.95)     $    (0.18)    $     3.99
                                                         -----------     ----------      ----------      ----------     ----------
Net asset value, end of year                             $      9.05     $    13.90      $    17.21      $    20.16     $    20.34
                                                         ===========     ==========      ==========      ==========     ==========
Total return*                                                 (34.89)%       (19.23)%         (9.57)%          7.40%         33.54%
Ratio of net expenses to average net assets [dagger]             1.39%          1.18%           1.22%           1.02%          0.95%
Ratio of net investment loss to average net assets [dagger]    (0.39)%        (0.29)%         (0.60)%         (0.41)%        (0.18)%
Portfolio turnover rate                                           88%           111%             58%             48%            30%
Net assets, end of year (in thousands)                   $   452,070     $  836,149      $1,197,025      $1,935,072     $1,408,252
Ratios with reductions for fees paid indirectly:
  Net expenses                                                  1.38%          1.16%           1.19%           1.00%          0.93%
  Net investment loss                                          (0.38)%        (0.27)%         (0.57)%         (0.39)%        (0.16)%

     (a) The per share data presented above is based upon the average shares outstanding for the year presented.
      * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
CLASS B                                                   12/31/02        12/31/01        12/31/00        12/31/99        12/31/98

Net asset value, beginning of year                       $  13.07        $  16.31        $  19.31        $  19.70        $  16.00
                                                         --------        --------        --------        --------        --------
Increase (decrease) from investment operations:
  Net investment loss                                    $  (0.27)       $  (0.17)       $  (0.35)       $  (0.19)       $  (0.07)
  Net realized and unrealized gain (loss) on investments    (4.37)          (3.07)          (1.60)           1.48            5.15
                                                         --------        --------        --------        --------        --------
    Net increase (decrease) from investment operations   $  (4.64)       $  (3.24)       $  (1.95)       $   1.29        $   5.08
Distributions to shareowners:
  Net realized gain                                             -               -           (1.05)          (1.68)          (1.38)
                                                         --------        --------       ---------        --------        --------
Net increase (decrease) in net asset value               $  (4.64)       $  (3.24)       $  (3.00)       $  (0.39)       $   3.70
                                                         --------        --------       ---------        --------        --------
Net asset value, end of year                             $   8.43        $  13.07        $  16.31        $  19.31        $  19.70
                                                         ========        ========        ========        ========        ========
Total return*                                              (35.50)%        (19.86)%        (10.25)%          6.57%          32.46%
Ratio of net expenses to average net assets [dagger]         2.26%           1.98%           2.04%           1.82%           1.74%
Ratio of net investment loss to average net assets [dagger] (1.27)%         (1.09)%         (1.42)%         (1.21)%         (0.95)%
Portfolio turnover rate                                        88%            111%             58%             48%             30%
Net assets, end of year (in thousands)                   $201,822        $400,506        $590,879        $991,818        $669,496
Ratios with reduction for fees paid indirectly:
  Net expenses                                               2.25%           1.97%           2.03%           1.80%           1.71%
  Net investment loss                                       (1.26)%         (1.08)%         (1.41)%         (1.19)%         (0.92)%

      * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
CLASS C                                                   12/31/02        12/31/01        12/31/00        12/31/99        12/31/98

Net asset value, beginning of year                       $  13.18        $  16.42        $  19.45        $  19.82       $  16.08
                                                         --------        --------        --------        --------       --------
Increase (decrease) from investment operations:
  Net investment loss                                    $  (0.23)       $  (0.15)       $  (0.45)       $  (0.18)      $  (0.08)
  Net realized and unrealized gain (loss) on investments    (4.44)          (3.09)          (1.53)           1.49           5.20
                                                         --------        --------        --------        --------       --------
    Net increase (decrease) from investment operations   $  (4.67)       $  (3.24)       $  (1.98)       $   1.31       $   5.12
Distributions to shareowners:
  Net realized gain                                             -               -           (1.05)          (1.68)         (1.38)
                                                         --------        --------        --------        --------       --------
Net increase (decrease) in net asset value               $  (4.67)       $  (3.24)       $  (3.03)       $  (0.37)      $   3.74
                                                         --------        --------        --------        --------       --------
Net asset value, end of year                             $   8.51        $  13.18        $  16.42        $  19.45       $  19.82
                                                         ========        ========        ========        ========       ========
Total return*                                              (35.43)%        (19.73)%        (10.33)%          6.63%         32.55%
Ratio of net expenses to average net assets [dagger]         2.25%           1.87%           2.12%           1.77%          1.71%
Ratio of net investment loss to average net assets [dagger] (1.26)%         (0.98)%         (1.51)%         (1.16)%        (0.92)%
Portfolio turnover rate                                        88%            111%             58%             48%            30%
Net assets, end of year (in thousands)                   $ 45,651        $ 83,129        $126,287        $289,275       $184,909
Ratios with reduction for fees paid indirectly:
  Net expenses                                               2.24%           1.85%           2.10%           1.74%          1.67%
  Net investment loss                                       (1.25)%         (0.96)%         (1.49)%         (1.13)%        (0.88)%

      * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     4/30/98 TO
CLASS Y                                                  12/31/02(a)      12/31/01        12/31/00       12/31/99(a)     12/31/98

Net asset value, beginning of period                     $  14.34        $  17.65        $  20.37        $  20.41       $ 19.73
                                                         --------        --------        --------        --------       -------
Increase (decrease) from investment operations:
  Net investment income (loss)                           $   0.03        $   0.04        $  (0.02)       $   0.01       $  0.03
  Net realized and unrealized gain (loss) on investments    (4.98)          (3.35)          (1.65)           1.63          2.03
                                                         --------        --------        --------        --------       -------
     Net increase (decrease) from investment operations  $  (4.95)       $  (3.31)       $  (1.67)       $   1.64       $  2.06
Distributions to shareowners:
  Net realized gain                                             -               -           (1.05)          (1.68)        (1.38)
                                                         --------        --------        --------        --------       -------
Net increase (decrease) in net asset value               $  (4.95)       $  (3.31)       $  (2.72)       $  (0.04)      $  0.68
                                                         --------        --------        --------        --------       -------
Net asset value, end of period                           $   9.39        $  14.34        $  17.65        $  20.37       $ 20.41
                                                         ========        ========        ========        ========       =======
Total return*                                              (34.52)%        (18.75)%         (8.34)%          8.08%        11.02%
Ratio of net expenses to average net assets [dagger]         0.74%           0.61%           0.66%           0.61%         0.51%**
Ratio of net investment income (loss) to average
  net assets [dagger]                                          0.24%           0.33%          (0.04)%          0.02%         0.29%**
Portfolio turnover rate                                        88%            111%             58%             48%           30%
Net assets, end of period (in thousands)                 $  3,231        $ 10,755        $  5,908        $  6,431       $ 5,287
Ratios with reduction for fees paid indirectly:
  Net expenses                                               0.73%           0.58%           0.65%           0.58%         0.51%**
  Net investment income (loss)                               0.25%           0.36%          (0.03)%          0.05%         0.29%**

     (a) The per share data presented above is based upon the average shares outstanding for the period presented.
      * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
     **  Annualized.
[dagger] Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund is informed of the ex dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FUTURES CONTRACTS

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund are unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Change in value of the contracts may not directly correlate to the change in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At December 31, 2002, the Fund had no open futures contracts.

C. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2002 the Fund has reclassified $6,551,027 to decrease accumulated net investment loss, and $6,551,027 to decrease paid in capital. The reclassification has no impact on the net assets of the Fund and is designated to present the Fund's capital accounts on a tax basis.

   There were no distributions paid during the years ended December 31, 2002 and 2001.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02                               (continued)
--------------------------------------------------------------------------------

   The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward:

   -----------------------------------------------------------------------------
                                                       2002
   -----------------------------------------------------------------------------
         Undistributed ordinary income            $     -
         Undistributed long-term gain                   -
         Unrealized depreciation                   (192,738,049)
                                                  -------------
         Total                                    $(192,738,049)
   -----------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $175,621 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2002.

E. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F. SECURITY LENDING

   The Fund lends securities in the portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, a wholly owned indirect subsidiary of Unicredito Italiano S.p.A., manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. Effective October 1, 2000, the basic fee was subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Russell 1000(R) Index. The performance period for the comparison was phased in over time in monthly increments through September 30, 2002, when it was made for a full rolling 36-month period. For the year ended December 31, 2002, the aggregate performance adjustment resulted in a decrease to the basic fee of $951,097. The management fee was equivalent to 0.58% of the average daily net assets for the period.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02                               (continued)
--------------------------------------------------------------------------------

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 2002, $372,063 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $448,761 in transfer agent fees payable to PIMSS at December 31, 2002.

4. DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $352,686 in distribution fees payable to PFD at December 31, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2002, CDSCs in the amount of $1,021,912 were paid to PFD.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $114,608 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2002, the Fund had no borrowings under this agreement.

7. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREOWNERS
OF PIONEER GROWTH SHARES:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Growth Shares (the "Fund") as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 15, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares at December 31, 2002, and results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                            /s/Ernst & Young LLP

Boston, Massachusetts
February 18, 2003

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.


TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS            POSITION HELD WITH THE FUND      TERM OF OFFICE AND LENGTH OF SERVICE

John F. Cogan, Jr. (76)*         Chairman of the Board,           Trustee since 1993.
                                 Trustee and President            Serves until retirement or removal.









*Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

----------------------------------------------------------------------------------------------------------

Daniel T. Geraci (45)**          Trustee and                      Trustee since October, 2001.
                                 Executive Vice President         Serves until retirement or removal.










**Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS            POSITION HELD WITH THE FUND     TERM OF OFFICE AND LENGTH OF SERVICE

Mary K. Bush (54)                Trustee                         Trustee since 1997.
3509 Woodbine Street,                                            Serves until retirement or removal.
Chevy Chase, MD 20815




----------------------------------------------------------------------------------------------------------

Richard H. Egdahl, M.D. (76)     Trustee                         Trustee since 1993.
Boston University Healthcare                                     Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215



----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (55)        Trustee                         Trustee since 1993.
1001 Sherbrooke Street West,                                     Serves until retirement or removal.
Montreal, Quebec, Canada
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                      OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE

Deputy Chairman and a Director of Pioneer                        Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. ("PGAM");
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
("PIM-USA"); Chairman and a Director of
Pioneer and the various Momentum Funds;
Director, Pioneer Alternative Investments;
Director and Chairman of the Supervisory
Board of Pioneer Czech Investment Company,
a.s.; President of all of the Pioneer Funds; and
Of Counsel (since 2000, partner prior to
2000), Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

------------------------------------------------------------------------------------------------------------------
Director and CEO-US of PGAM since November                       None
2001; Director, Chief Executive Officer and
President of PIM-USA since October 2001;
Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since
October 2001; President and a Director of
Pioneer and Pioneer Funds Distributor, Inc.
("PFD") (Chairman) since October 2001;
Executive Vice President of all of the Pioneer
Funds since October 2001; President of Fidelity
Private Wealth Management Group from 2000
through October 2001; and Executive Vice
President--Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                      OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE

President, Bush International                                    Director and/or Trustee of Brady Corporation
(international financial advisory firm)                          (industrial identification and specialty coated
                                                                 material products manufacturer), Mortgage
                                                                 Guaranty Insurance Corporation, R.J. Reynolds
                                                                 Tobacco Holdings, Inc. (tobacco) and Student
                                                                 Loan Marketing Association (secondary
                                                                 marketing of student loans)

------------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health                        None
Care Entrepreneurship, Boston University;
Professor of Management, Boston University
School of Management; Professor of Public
Health, Boston University School of Public
Health; Professor of Surgery, Boston University
School of Medicine; and University Professor,
Boston University

------------------------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc.                      None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS            POSITION HELD WITH THE FUND     TERM OF OFFICE AND LENGTH OF SERVICE

Marguerite A. Piret (54)         Trustee                         Trustee since 1993.
One Boston Place, 28th Floor,                                    Serves until retirement or removal.
Boston, MA 02108
------------------------------------------------------------------------------------------------------------------
Stephen K. West (74)             Trustee                         Trustee since 1993.
125 Broad Street,                                                Serves until retirement or removal.
New York, NY 10004
------------------------------------------------------------------------------------------------------------------
John Winthrop (66)               Trustee                         Trustee since 1993.
One North Adgers Wharf,                                          Serves until retirement or removal.
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS            POSITION HELD WITH THE FUND     TERM OF OFFICE AND LENGTH OF SERVICE

Joseph P. Barri (56)             Secretary                       Since 1994.
                                                                 Serves at the discretion of Board

------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)         Assistant Secretary             Since November, 2000.
                                                                 Serves at the discretion of Board









------------------------------------------------------------------------------------------------------------------
Vincent Nave (57)                Treasurer                       Since November, 2000.
                                                                 Serves at the discretion of Board




------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (37)            Assistant Treasurer             Since November, 2000.
                                                                 Serves at the discretion of Board




------------------------------------------------------------------------------------------------------------------
Gary Sullivan (44)               Assistant Treasurer             Since May, 2002.
                                                                 Serves at the discretion of Board



------------------------------------------------------------------------------------------------------------------
Alan Janson (31)                 Assistant Treasurer             Since July, 2002.
                                                                 Serves at the discretion of Board







------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                      OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE

President and Chief Executive Officer, Newbury,                  None
Piret & Company, Inc. (investment banking firm)

------------------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                   Director, The Swiss Helvetia Fund, Inc. (closed-
                                                                 end investment company) and AMVESCAP PLC
                                                                 (investment managers)
------------------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc. (private                    None
investment firm)

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                      OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE

Partner, Hale and Dorr LLP; Secretary of all of                  None
the Pioneer Funds

------------------------------------------------------------------------------------------------------------------
Secretary of PIM-USA; Senior Vice President-Legal                None
of Pioneer; and Secretary/Clerk of most of PIM-
USA's subsidiaries since October 2000;
Assistant Secretary of all of the Pioneer Funds
since November 2000; Senior Counsel,
Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000; Vice President and Assistant
General Counsel, First Union Corporation from
December 1996 through March 1998

------------------------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration                   None
and Custody Services of Pioneer (Manager from
September 1996 to February 1999); and
Treasurer of all of the Pioneer Funds (Assistant
Treasurer from June 1999 to November 2000)

------------------------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting,                        None
Administration and Custody Services of Pioneer
(Fund Accounting Manager from 1994 to 1999);
and Assistant Treasurer of all of the Pioneer
Funds since November 2000

------------------------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting,                         None
Administration and Custody Services of Pioneer;
and Assistant Treasurer of all of the Pioneer
Funds since May 2002

------------------------------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information                          None
Technology-Fund Accounting, Administration and
Custody Services of Pioneer since March 2002;
and Assistant Treasurer of all of the Pioneer
Funds since July 2002. Manager, Valuation Risk
and Performance Reporting of Pioneer from
June 2000 to February 2002; Member of Pioneer
Pricing Group from 1996 to 2000 (promoted to
Manager in 1998)
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and four-digit personal identification number at hand.

6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)





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RETIREMENT PLANS FROM PIONEER
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Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes.
For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

TRADITIONAL IRA*

For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA*

Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

EMPLOYER-SPONSORED PLANS

UNI-K PLAN*

A 401(k) plan designed specifically for any business than employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) PLAN*

Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*

The Savings Incentive Match Plan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.





    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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403(b) PLAN*

Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA

The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

PROFIT SHARING PLAN

Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

AGE-BASED PROFIT SHARING PLAN

Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

MONEY PURCHASE PENSION PLAN (MPP)

Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

DEFINED BENEFIT PENSION PLAN

Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.


* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our retirement Plans Information line at 1-800-622-0176.




    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.





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